Exhibit 13.4

Certification by the Chief Financial Officer
Of 3SBio Inc.
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of 3SBio Inc. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2009 as amended and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bo Tan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

Date: November 3, 2011

By:	/s/ Bo Tan
Name:	Bo Tan
Title:	Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed with the Securities and Exchange Commission as part of the Report or as a separate disclosure document.